Exhibit 10.17

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 2012 (together with all schedules and exhibits hereto, this “First Amendment”), is entered into by and among CCT FUNDING LLC, a Delaware limited liability company (the “Borrower”), and DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as administrative agent (in such capacity, the “Administrative Agent” and a Lender (DBNY and each other Lender party to the Credit Agreement described below, the “Lenders” and each a “Lender”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement described below.

RECITALS:

A. The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of August 22, 2011 (the “Credit Agreement” and the Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”) which provides, among other things, for revolving Loans to be made by each Lender to the Borrower in an aggregate principal amount not exceeding $75,000,000.

B. The Borrower and the Administrative Agent desire, among other things, to provide for (i) the existing commitment to be referred to as a Tranche A Commitment, (ii) an additional commitment of $100,000,000 in the form of a Tranche B Commitment that (x) has a separate Applicable Margin from the Applicable Margin attached to the Tranche A Commitment and (y) has a separate Adjusted LIBO Rate from the Adjusted LIBO Rate attached to the Tranche A Commitment, (iii) the reduction of the concentration limit regarding Corporate Bond Securities and Bank Loans of a single Obligor and (iv) certain other related amendments that are set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment of Credit Agreement. Effective as of the date hereof, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Annex I to the Credit Agreement in the applicable alphabetical location:

“First Amendment Closing Date” means February 28, 2012.

“Tranche A Commitment” means (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $75,000,000 or (y) such lesser amount remaining following any reduction of the Tranche A Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) and (b) on and after the Commitment Termination Date, zero.

“Tranche B Commitment” means, (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $100,000,000 or (y) such lesser amount remaining following any reduction of the Tranche B Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment) and (b) on and after the Commitment Termination Date, zero.

“Tranche A Lender” means each Lender that has a Tranche A Commitment.

“Tranche B Lender” means each Lender that has a Tranche B Commitment.

“Tranche A Loan” means each Loan made under the Tranche A Commitment.

“Tranche B Loan” means each Loan made under the Tranche B Commitment.

(b) The following definitions in Annex I to the Credit Agreement are hereby replaced in their entirety by the following:

“Adjusted LIBO Rate” means (A) with respect to any Eurodollar Borrowing comprised of Tranche A Loans, for a period of one (1) month commencing on the later of (x) the date on which such Eurodollar Borrowing is made and (y) the next Interest Reset Date, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such period and (b) Statutory Reserves and (B) with respect to any Eurodollar Borrowing comprised of Tranche B Loans, for a period of three (3) months commencing on the later of (x) the date on which such Eurodollar Borrowing is made and (y) the next Interest Reset Date, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such period and (b) Statutory Reserves.

“Applicable Margin” means (a) with respect to all outstanding Tranche A Loans provided by the Tranche A Lenders, 1.70% per annum plus, if a Manager Removal Event has occurred, up to an additional 1.00% as specified by the Administrative Agent in its sole discretion and (b) with respect to all outstanding Tranche B Loans provided by the Tranche B Lenders, 2.35% per annum plus, if a Manager Removal Event has occurred, up to an additional 1.00% as specified by the Administrative Agent in its sole discretion.

“Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01 (Commitment), in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth on the signature page for such Lender or in the Assignment Agreement pursuant to which such Lender becomes a party hereto, as applicable, with respect to the Tranche A Commitment and the Tranche B Commitment, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commitment Fee” means, for each day, the Unused Amount as of such day multiplied by a fraction, the numerator of which is 0.75% and the denominator of which is 360; provided that such Commitment Fee shall be waived (i) for the five calendar months immediately following October 27, 2011 and (ii) with respect to all outstanding Tranche B Loans, until April 28, 2012.

“Maximum Commitment” means, (a) at any date of determination prior to the Commitment Termination Date, the lesser of (x) $175,000,000 or (y) such lesser amount remaining following any reduction of the Maximum Commitment in accordance with Section 2.02 (Voluntary Reductions or Termination of the Maximum Commitment); provided that upon the mutual, written agreement of the Borrower and Administrative Agent, the Maximum Commitment may be increased from time to time in increments of $25,000,000 up to $250,000,000 and (b) on and after the Commitment Termination Date, zero.

(c) The following clauses of the definition of “Additional Margin Requirement” in Section 1 of Annex II to the Credit Agreement are hereby amended and restated in their entirety to read as follows:

clause (ii)(A):

“in the case of Bank Loans and Corporate Bond Securities of a single Obligor that have an aggregate Market Value which exceeds 5% of the aggregate Market Value of all Eligible Investments, the percentage specified in Annex II-B-3, determined based upon such Bank Loan’s Market Value; and”

clause (xi):

“in the case of Corporate Bond Securities and Bank Loans of a single Obligor that have an aggregate Market Value which exceeds 5% of the aggregate Market Value of all Eligible Investments, the percentage specified in Annex II-C-5, determined based upon such Corporate Bond Security’s Market Value; and”

(d) The following clauses of the definition of “Excluded Investments” in Section 2 of Annex II to the Credit Agreement are hereby amended and restated in their entirety to read as follows:

clause (iv):

“Bank Loans and Corporate Bond Securities which have a Market Value in excess of 20% of the aggregate Market Value of all Eligible Investments;”

clause (xviii):

“Fund Investments in amounts less than the minimum transfer increments or minimum holding increments, as provided in the credit agreement, indenture or other document governing the terms of such Fund Investment;”

(e) Section 2.01 of the Credit Agreement is hereby amended as follows:

(i) by renumbering existing Section 2.01 as subsection (a) and inserting “(a)” immediately prior to the words “Subject to the terms and conditions”

(ii) by replacing the existing references to “(a)” and “(b)” contained therein with references to “(i)” and “(ii)”, respectively; and

(iii) by inserting a new subsection (b) to the following effect:

“(b) Each Loan made by the Lenders hereunder shall be made as a Tranche A Loan to the extent the combined principal amount of such Loan (or portion thereof) and all other outstanding Tranche A Loans do not exceed the Tranche A Commitment and any Loan (or portion thereof) in excess thereof made by the Lenders hereunder shall be made as a Tranche B Loan to the extent the combined principal amount of such Loan (or portion thereof) and all other outstanding Tranche B Loans do not exceed the Tranche B Commitment.”

(f) Section 3.01(a) of the Credit Agreement is hereby amended by inserting the words “tranche of” immediately prior to the words “Loan as well as such Lender’s Applicable Percentage of such Loan” in the final sentence of Section 3.01(a).

(g) Section 3.03(b)(i)(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“any such prepayment of principal shall be applied to (x) first, Tranche B Loans until the principal amount of Tranche B Loans outstanding is zero and (y) second, Tranche A Loans thereafter.”

(h) Section 6.01(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“furnish to the Administrative Agent as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower (beginning with the year ended December 31, 2011) (A) audited consolidated financial statements, including balance sheet, income statement and statement of cash flows of the Equity Owner and the accompanying footnotes for such fiscal year and (B) financial statements of the Borrower, in each case prepared, subject to Section 1.04(Accounting Matters), in accordance with GAAP, setting forth in the case of each fiscal year ending after December 31, 2010 in comparative form the figures for the previous fiscal year, in the case of each of clause (A) and (B), audited by Deloitte & Touche LLP or another firm of Independent certified public accountants of nationally recognized standing;”

(i) Section 6.01(b)(iv) of the Credit Agreement is hereby amended by replacing the phrase “fifteen (15)” with the phrase “twenty (20)”.

(j) Section 9.03(b)(ii) of the Credit Agreement is hereby amended by replacing the table therein with the table set forth below:

Name	Telephone Number	Email Address
Chief Legal Counsel of CNL Financial Group – Mark Scimeca	407-540-2700	mark.scimeca@cnl.com
Chief Legal Counsel of Corporate Capital Trust, Inc.
Chief Financial Officer of Corporate Capital Trust, Inc. - Paul S. Saint-Pierre	407-353-3618	Paul.saint-pierre@cnl.com

(k) Annex II-B-3 to the Credit Agreement is deleted and replaced by Annex II-B-3 to this First Amendment.

(l) Annex II-C-5 to the Credit Agreement is deleted and replaced by Annex II-C-5 to this First Amendment.

(m) Exhibit B to the Credit Agreement is deleted and replaced by Exhibit B to this First Amendment.

(n) Number 4 of Exhibit C to the Credit Agreement is deleted and replaced by the following and the existing number 4 of Exhibit C is renumbered as number 5:

“4. Type of Loan: Type of Loan: [Tranche A Loans][Tranche B Loans]”

Section 2. Conditions Precedent. It shall be a condition precedent to the effectiveness of this First Amendment that each of the following conditions are satisfied:

(a) Agreements. The Administrative Agent shall have received executed counterparts of this First Amendment duly executed and delivered by an Authorized Representative of the Borrower.

(b) Evidence of Authority. The Administrative Agent shall have received:

(1) a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), dated the First Amendment Closing Date, as to:

(i) the authority of the Borrower to execute and deliver this First Amendment and to perform its obligations under the Credit Agreement and the Notes, in each case as amended by this First Amendment and each other Credit Document to be executed by it and each other instrument, agreement or other document to be executed in connection with the transactions contemplated in connection herewith and therewith;

(ii) the authority and signatures of those Persons authorized on behalf of the Borrower to execute and deliver this First Amendment and the other Credit Documents to be executed and delivered in connection with this First Amendment and to act with respect to this First Amendment and each other Credit Document executed or to be executed by the Borrower, upon which certificate each Lender, including each assignee (whether or not it shall have then become a party to the Amended Credit Agreement), may conclusively rely until it shall have received a further certificate of the Borrower canceling or amending such prior certificates; and

(iii) the absence of any changes in the Organic Documents of the Borrower since the copies delivered to the Administrative Agent in connection with the closing of the Credit Agreement; and

(2) such other instruments, agreements or other documents (certified if requested) as the Administrative Agent may reasonably request.

(c) Notes. Upon the request of any Lender to the Borrower made in accordance with Section 3.02 of the Amended Credit Agreement, such Lender shall have received a Note (including Schedule 1 for such Note that is accurate as of the First Amendment Closing Date) substantially identical to Exhibit B to the Amended Credit Agreement duly executed and delivered by an Authorized Representative of the Borrower. Upon each requesting Lender’s receipt of such Note, such Lender shall promptly return to the Borrower the Note delivered by the Borrower to such Lender on the Closing Date.

(d) Collateral Documents, Management Agreement, etc. The Administrative Agent shall have received, to the extent the Administrative Agent has determined that certain or all of the Collateral Documents, Management Agreement and LLC Agreement are required to be replaced, amended, supplemented or otherwise modified to secure or otherwise contemplate the obligations set forth in this First Amendment and the Amended Credit Agreement, such replacements, supplements or other modifications dated the First Amendment Closing Date (or such later date as the Administrative Agent may agree in its discretion), in form and substance reasonably satisfactory to the Administrative Agent.

(e) No Litigation, etc. No litigation, arbitration, governmental investigation, proceeding or inquiry shall, on the First Amendment Closing Date, be pending or, to the knowledge of the Borrower, threatened in writing with respect to any of the transactions contemplated hereby or by the Amended Credit Agreement which could, in the reasonable opinion of the Administrative Agent, be adverse in any material respect to the Borrower.

(f) Certificate as to Conditions, Warranties, No Default, Agreements etc. The Administrative Agent shall have received a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), in each case on behalf of the Borrower dated as of the First Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that, as of such date:

(1) all conditions set forth in this Section 2 (CONDITIONS PRECEDENT) have been fulfilled;

(2) all representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement (REPRESENTATIONS AND WARRANTIES) are true and correct in all material respects as if made on the First Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date);

(3) all representations and warranties set forth in each of the Collateral Documents are true and correct in all material respects; and

(4) no Default or Event of Default shall be continuing.

(g) Opinions of Counsel. The Administrative Agent shall have received a customary opinion letter, dated as of the First Amendment Closing Date and addressed to the Lenders and the Administrative Agent, from Dechert LLP, counsel to the Borrower, the Manager and CNL, addressing the matters set forth in Exhibit F hereto, which shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders:

(h) Manager Letter. The Administrative Agent shall have received from the Manager a letter in the form of Exhibit G hereto addressed to the Administrative Agent and the Lenders. All representations and warranties of the Manager set forth therein shall be true and correct in all material respects as of the First Amendment Closing Date and immediately after the initial funding of any Tranche B Loans with the same effect as if then made.

(i) Equity Owner Letter. The Administrative Agent shall have received from the Equity Owner a letter in the form of Exhibit H hereto addressed to the Administrative Agent and the Lenders. All representations and warranties of the Equity Owner set forth therein shall be true and correct in all material respects as of the First Amendment Closing Date and immediately after the initial funding of any Tranche B Loans with the same effect as if then made.

(j) CNL Letter. The Administrative Agent shall have received from CNL a letter in the form of Exhibit I hereto addressed to the Administrative Agent and the Lenders. All representations and warranties of CNL set forth therein shall be true and correct in all material respects as of the First Amendment Closing Date and immediately after the initial funding of any Tranche B Loans with the same effect as if then made.

(k) Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of the Lenders, as the case may be, all fees, costs and expenses then due and payable to it under this First Amendment.

(l) Federal Reserve Form U-1. Each Lender shall have received a Federal Reserve Form U-1 duly completed and executed by the Borrower and the relevant Lender reflecting the Maximum Commitment as amended by this First Amendment.

(m) After giving effect to any requested Borrowing on the First Amendment Closing Date (1) the aggregate principal amount of all Loans outstanding will not exceed the Maximum Commitment and (2) the Overcollateralization Test is satisfied.

(n) Satisfactory Legal Form. All limited liability company and other actions or proceedings taken or required to be taken in connection with the transactions contemplated hereby and by the Amended Credit Agreement and all agreements, instruments, documents and opinions of counsel executed, submitted, or delivered pursuant to or in connection with this First Amendment by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; all certificates and opinions delivered pursuant to this First Amendment shall be addressed to the Administrative Agent and the Lenders, or the Administrative Agent and the Lenders shall be expressly entitled to rely thereon; the Lenders and their counsel shall have received all information, and such number of counterpart originals or such certified or other copies of such information, as the Administrative Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this First Amendment and the Amended Credit Agreement shall be reasonably satisfactory to counsel to the Administrative Agent.

Section 3. Miscellaneous.

(a) GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b) Amendments, Etc. None of the terms of this First Amendment or any other Credit Document may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Administrative Agent (or other applicable party thereto as the case may be), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) Severability. If any one or more of the covenants, agreements, provisions or terms of this First Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this First Amendment and shall in no way affect the validity or enforceability of the other provisions of this First Amendment.

(d) Counterparts. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

(e) Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f) Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this First Amendment.

(g) Entire Agreement. This First Amendment constitutes a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the Credit Agreement and the Security Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

CCT FUNDING LLC, as Borrower

By: CORPORATE CAPITAL TRUST, INC., as its Designated Manager

By:	/s/ Andrew A. Hyltin
Name: Andrew A. Hyltin
Title: President and Chief Executive Officer

ADMINISTRATIVE AGENT

DEUTSCHE BANK AG, NEW YORK BRANCH as Administrative Agent

By:	/s/ Ian Jackson
Name: Ian Jackson
Title: Director

By:	/s/ Satish Ramakrishna
Name: Satish Ramakrishna
Title: Managing Director

LENDER

DEUTSCHE BANK AG, NEW YORK BRANCH as Lender

By:	/s/ Ian Jackson
Name: Ian Jackson
Title: Director

By:	/s/ Satish Ramakrishna
Name: Satish Ramakrishna
Title: Managing Director

The Commitment of Deutsche Bank AG, New York Branch, as Lender is as follows:

Type of Commitment:	Amount of Commitment:	Percentage of Tranche:
Tranche A Commitment	$75,000,000	100%
Tranche B Commitment	$100,000,000	100%

Total Commitment:	$175,000,000

Annex II-B-3

Additional Margin Requirement – Bank Loans

Aggregate Market Value for such Bank Loans and Corporate Bond Securities of a single Obligor as a percentage of the aggregate Market Value for all Eligible Investments	Additional Margin Requirement
Greater than 5% and less than or equal to 15%	[	]*
Greater than 15% and less than or equal to 20%	[	]*
Greater than 20%	[	]*

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

Annex II-C-5

Additional Margin Requirement – Corporate Bond Securities

Aggregate Market Value for such Corporate Bond Securities and Bank Loans of a single Obligor as a percentage of the aggregate Market Value for all Eligible Investments	Additional Margin Requirement
Greater than 5% and less than or equal to 20%	[	]*
Greater than 20%	[	]*

*	CONFIDENTIAL TREATMENT REQUEST - Confidential portion has been omitted and filed separately with the Commission.

EXHIBIT B

FORM OF NOTE

[            ], 201[  ]

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to Deutsche Bank AG, New York Branch and its successors and assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as defined below), the principal amount of each [Tranche A Loan]/[Tranche B Loan] from time to time made by the Lender to the Borrower under that certain Credit Agreement dated as of August 22, 2011 (as hereafter amended from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined) between the Borrower and the Lender.

The Borrower promises to pay interest on the unpaid principal amount of each [Tranche A Loan]/[Tranche B Loan] from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. The aggregate unpaid amount of all [Tranche A Loans]/[Tranche B Loans] recorded by the Lender on its books or set forth on the schedule attached hereto shall be rebuttable presumptive evidence of the unpaid principal amount of this Note. All payments of principal and interest shall be made to the Lender in Dollars in immediately available funds at the Payment Office of the Lender. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Note is the Note referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence of an Event of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. [Tranche A Loans]/[Tranche B Loans] made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, type, amount and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

[Signatures begin on the next page]

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CCT FUNDING LLC

By:	CORPORATE CAPITAL TRUST, INC., its Designated Manager

By:
Name:
Title:

[Signature page to Note]

SCHEDULE 1 TO NOTE

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT F

FORM OF REQUIRED BORROWER AND MANAGER OPINION

[Attached]

EXHIBIT G

FORM OF MANAGER LETTER

[Attached]

EXHIBIT H

FORM OF EQUITY OWNER LETTER

[Attached]

EXHIBIT I

FORM OF CNL LETTER

[Attached]